POWER OF ATTORNEY

I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life	333-
Medallion Variable Universal Life Plus
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John D. DesPrez III	Director	12/10/09
John D. DesPrez III

POWER OF ATTORNEY

I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with SEC, and the undersigned hereby ratifies and confirm as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ruth Ann Fleming	Director	12/10/09
Ruth Ann Fleming

POWER OF ATTORNEY

I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Scott S. Hartz	Director	12/10/09
Scott S. Hartz

POWER OF ATTORNEY

I, Rex Schlaybaugh Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh Jr.	Director	12/10/09
Rex Schlaybaugh Jr.

POWER OF ATTORNEY

I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ John G. Vrysen	Director	12/10/09
John G. Vrysen

POWER OF ATTORNEY

I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/11/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Borshoff	Director	12/11/09
Thomas Borshoff

POWER OF ATTORNEY

I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective 12/10/09 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James R. Boyle	Director	12/10/09
James R. Boyle

POWER OF ATTORNEY

I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life Medallion Variable Universal Life Plus	333-
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 15, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bradford J. Race, Jr.	Director	December 15, 2009
Bradford J. Race, Jr.

POWER OF ATTORNEY

I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the “Company”), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

Medallion Executive Variable Life Medallion Executive Variable Life II Medallion Executive Variable Life III	333-
Majestic Variable Universal Life Majestic Variable Universal Life 98	333-
Variable Master Plan Plus	333-
Majestic Variable COLI	333-
Variable Estate Protection Majestic Variable Estate Protection Majestic Variable Estate Protection 98 Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

Annual Premium Variable Life	333-
Flex V1	333-
Flex V2	333-
Medallion Variable Life	333-
Variable Estate Protection	333-
Variable Estate Protection Plus	333-
Variable Estate Protection Edge Performance Survivorship Variable Universal Life Majestic Performance Survivorship Variable Universal Life	333-
Majestic Variable Universal Life 98	333-
Majestic Variable Estate Protection 98	333-
Medallion Executive Variable Life III	333-
Medallion Variable Universal Life Plus	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
Majestic Variable COLI	333-
Performance Executive Variable Life	333-

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

Medallion Variable Life	333-
Medallion Variable Universal Life Plus
Annual Premium Variable Life	333-
Medallion Variable Universal Life Edge Medallion Variable Universal Life Edge II	333-
eVariable Life	333-

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

Flex V1	333-
Flex V2	333-

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective December 10, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ James D. Gallagher	Director	December 10, 2009
James D. Gallagher